SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA SHEN ZHOU MINING & RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November [19], 2012

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of China Shen Zhou Mining & Resources, Inc. (the “Company”), I invite you to attend our 2011 Annual Meeting of Stockholders (the “Meeting”). We hope you can join us. The Meeting will be held:

At:	No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043
On:	December 20, 2012
Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2011 Annual Report accompany this letter.

At the Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Meeting will also be devoted to the election of directors, the approval of an amendment to Company’s option plan, the approval of amendments to the Company’s Charter and Bylaws, the ratification of the independent auditor and any other business matters properly brought before the Meeting.

Your vote is very important. We know that many of our stockholders will be unable to attend the Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Shen Zhou Mining & Resources, Inc. We look forward to seeing you at our Meeting.

If you have any questions about the Proxy Statement, please contact Xiaojing Yu, Chairman and CEO, No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043.

Sincerely,

/s/ Xiaojing Yu
Xiaojing Yu
Chairman and CEO

CHINA SHEN ZHOU MINING & RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November [19], 2012

To the Stockholders of China Shen Zhou Mining & Resources, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Shen Zhou Mining & Resources, Inc., a Nevada corporation (the “Company”), will be held on December 20, 2011, at 9:00 a.m., local time, at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043, for the following purposes:

1)	To elect six (6) persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2)	To approve an amendment to the Company’s 2009 Omnibus Long-Term Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock issuable under the Plan by 5,000,000;

3)	To approve amendments to Article IV, Section 3 of the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”) and Article II Section 7 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum for stockholder meetings from a majority to one-third;

4)	To ratify the selection by the Board of Sherb & Co., LLP (“Sherb”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

5)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote FOR the election of the nominees as directors, FOR the Plan amendment, FOR the amendments to the Charter and Bylaws and FOR the ratification of Sherb as the independent registered public accounting firm of the Company.

Only stockholders of record at the close of business on November 5, 2012 are entitled to notice and to vote at the Meeting and any adjournment.

The Board has fixed the close of business on November 5, 2012, as the record date for determining stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the Meeting during ordinary business hours at the offices of the Company at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043 starting two (2) business days after the date of this Notice.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice (the “Proxy Statement”). Our 2011 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement (the “2011 Annual Report”).

Important notice regarding the availability of proxy materials for the Meeting to be held on December 20, 2012.

The Proxy Statement and 2011 Annual Report are available at http://www.chinaszmg.com/.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card as directed either in the instructions of our transfer agent, Standard Registrar & Transfer, Inc. located at 12528 South 1840, East Draper, Utah, 84020, Telephone number: (801) 571-8844 (the “Transfer Agent”) or on the proxy card included with this Proxy Statement. You do not have to affix postage if you mail the proxy card in the United States. If you attend the Meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors

/s/ Xiaojing Yu
Xiaojing Yu
Chairman and CEO

CHINA SHEN ZHOU MINING & RESOURCES, INC.

No. 166 Fushi Road, Zeyang Tower,

Shijingshan District, Beijing, China 100043

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Shen Zhou Mining & Resources, Inc., a Nevada corporation (the “Company,” “China Shen Zhou” or “we”), for the 2011 Annual Meeting of Stockholders (the “Meeting”). The Meeting is to be held at 9:00 a.m., local time, on December 20, 2012, and at any adjournment or adjournments thereof, at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is November [19], 2012.

The purposes of the Meeting are to (i) elect six (6) directors to the Board of Directors of the Company (the “Board”), (ii) approve an amendment to the Company’s 2009 Omnibus Long-Term Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock issuable under the Plan by 5,000,000, (iii) amend Article IV, Section 3 of our Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”) and Article II Section 7 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum for stockholder meetings from a majority to one-third; (iv) ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2012, and (iv) transact such other business as may properly come before the Meeting or any adjournment thereof.

The complete text of the Plan, incorporating the proposed amendments (see Proposal 2), is attached hereto as Appendix D-1. For convenience of reference, amended language of the Plan showing the changes from the existing plan, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this proxy statement as Appendix D-2. The language of the amended Charter and Bylaws incorporating the proposed amendments (see Proposal 3) is attached as Appendix E-1. For convenience of reference, amended language of the Charter and Bylaws showing the changes from the existing Charter and Bylaws, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this proxy statement as Appendix E-2.

Who May Vote

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on November 5, 2012 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting starting two (2) business days after the date of this Proxy Statement and at least ten (10) days prior to the Meeting, during office hours, at the executive offices of the Company at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043, by contacting the Secretary of the Company (the “Secretary”).

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 49,586,759 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by the following method:

•	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR the Plan amendment, FOR the amendment of the Charter and Bylaws and FOR ratification of Sherb & Co., LLP (“Sherb”) as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the six (6) candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proposals 2 (the Plan amendment) and 4 (Ratification of Independent Auditors) require the vote of a majority of the shares present in person or by proxy at the Meeting for approval. Proposal 3 (Amendment of the Charter and Bylaws) requires the vote of a majority of the outstanding shares entitled to vote at the Meeting.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter but will be considered for the purpose of determining the number of total votes present at the Meeting. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the Meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Proxy Statement for the Meeting and the Company’s 2011 Annual Report will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2011 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the Secretary at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043; Telephone number 011 +86 10 8890 6927, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

The management and directors of the Company have an interest in matters that will be acted upon at the Meeting because the directors are named as nominees for election to the Board.

Security Ownership Of Certain Beneficial Owners And Management And Related Stockholders Matters

The following table sets forth certain information as of November 5, 2012 relating to the beneficial ownership (as defined by the rules of the SEC) of shares of common stock by (i) each person who owns beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers as of November 5, 2012, and (iv) all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership (1)
Name and Address	Number of Shares (2)	Percentage Owned (3)
Xiaojing Yu, CEO and Chairman of the Board	14,997,090	34.0%
Xueming Xu, Director	1,844,120	4.2%
Helin Cui, COO, President and Director	8,800	*
Jiayin Zhu, CFO	6,350	*
Jian Zhang, Independent Director	20,000	*
Liancheng Li, Independent Director	10,000	*
Shing Mun Wong, Independent Director	10,000	*
Ligang Wang, Vice President		*
Directors and executive officers as a group (8 persons)	16,896,360	38.3%

*	Less than 1%

(1)	As of November 5, 2012, there were 49,586,759 shares of common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(2)	Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3)	In determining the percent of common stock owned by a person (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the shares of common stock outstanding as of November 5, 2012, and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the CEO and other officers.

There are currently six (6) directors serving on the Board. At the Meeting, six (6) directors will be elected, each to hold office until the next annual meeting of stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below (the “Nominees”). Each of the Nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the Nominees are unavailable to serve as a Nominee for the office of director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the Nominees will be unwilling or unable to serve, if elected as a Director. The Nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the Nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the Nominees listed below.

Information about Nominees

Set forth below are the names of the Nominees, their ages, all positions and offices that they hold with us, and their business experience during at least the last five (5) years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Positions Held	Director since
Xiao-Jing Yu	55	Director, CEO and Chairman of the Board	September 2006
Helin Cui	56	Director, President and Chief Operating Officer	September 2006
Xueming Xu	51	Director	September 2006
Liancheng Li	44	Director and Chairman of Compensation Committee	November 2010
Jian Zhang	69	Director, Chairman of Corporate Governance and Nominating Committee	September 2006
Shing Mun Wong	47	Director, Chairman of the Audit Committee	December 2011

Ms. Xiaojing Yu has served as Director, Chief Executive Officer and Chairwoman of the Board of Directors of the Company since September 15, 2006. Given Ms. Yu’s extensive experience in the mining industry of greater than twenty years, and her vast management and leadership experience, the Board of Directors believes Ms. Yu is essential to our future growth and based her appointment on such qualities. She currently also serves as director and chairwoman of Inner Mongolia Wulatehou Banner Qianzhen Mining and Processing Co., Ltd and Inner Mongolia Xiangzhen Mining Co., Ltd. She has served in that capacity since May 2002. Prior to that, from 1992 to 2001 she was the general manager of Dalian Zhikun Metal Materials Co. Ltd and from 1974 to 1991 she was the finance manager of Gansu Baiyin Nonferrous Industrial Corporation. Also, since July 2004, Ms. Yu has served as the Executive Vice President of China Non-metallic Minerals Industry Association. She attended an advanced Management Program run by Tsing Hua University from May 2004 to December 2005.

Mr. Helin Cui serves as Director, President and Chief Operating Officer. Mr. Cui was appointed director on September 15, 2006, and President and Chief Operating Officer on December 03, 2009. Given Mr. Cui has more than twenty years’ experience in the mining industry, which includes both technical and management roles, the Board of Directors believes Mr. Cui is a qualified and valuable appointment to the Board. He is currently a director and deputy chairman of Inner Mongolia Wulatehou Banner Qianzhen Mining and Processing Co., Ltd and of Inner Mongolia Xiangzhen Mining Co., Ltd. He has served in that capacity since May 2002. Prior to that, from June 1974 to March 1977, Mr. Cui worked with Gansu Province’s No. 3 Geological Team as a technician, engineer and team leader and from October 1979 to April 2002 as deputy general manager at Baiyin Foreign Trading Company in Gansu Province. From April 1977 to September 1979, he attended and graduated from the Xi’an Geology College.

Mr. Xueming Xu serves as Director. He was appointed director in April of 2007. The Board considered Mr. Xu’s extensive background in the mining industry, more than twenty years, and his technical and management backgrounds, in determining that Mr. Xu is a qualified and valuable appointment to the Board. He is currently director and President of Inner Mongolia Wulatehou Banner Qianzhen Mining and Processing Co., Ltd and of Inner Mongolia Xiangzhen Mining Co., Ltd. He has served in that capacity since May 2002. He is also currently chief engineer of the Company, a position that he has held since January 2010. Prior to that, from August 1983 to May 1998, Mr. Xu served as technician, vice-superintendent and superintendent at Inner Mongolia’s Tianyaokou Iron Ore Plant and, from June 1998 to July 2002, as deputy general manager of Inner Mongolia Dongshengmiao Mining Co., Ltd. Mr. Xu graduated from Lianyungang College of Chemical Mining and attended an advanced Management Program run by Tsing Hua University.

Mr. Liancheng Li serves as Director and the Chairman of the Compensation Committee. He was appointed director in November of 2010. The Board considered Mr. Li’s extensive experience in senior management and technical research and development, more than twenty years, in determining that Mr. Li is a qualified and valuable appointment to the Board. From 2005 to present, as senior engineer, Mr. Li served as the vice-director of Information Center of Tianjin Chemical Research & Design Institute of China National Offshore Oil Corp. Mr. Li acted as the vice director of China National Inorganic Salts Information Center from 1997 to present. From 1989 to 1994, Mr. Li served as a chemical economic analyst of Tianjin Research Institute of Chemical Industry. Mr. Li holds a bachelor’s degree in chemical engineering from Zhengzhou Institute of Technology.

Mr. Jian Zhang serves as Director and Chairman of the Corporate Governance and Nominating Committee. Mr. Zhang was appointed to these positions in April of 2007. The Board considered Mr. Zhang’s extensive background in the mining industry, including nonferrous mining, project constructions and management, spanning more than thirty years, as well as his technical and management backgrounds, in determining that Mr. Zhang is a qualified and valuable appointment to the Board. Since August 2005, he has been an external director of China Construction Materials Company Ltd. Prior to that, Mr. Zhang was President of China Nonferrous Mining Construction Group from September 2003 to August 2005. He served as President of China Nonferrous Mining Construction Group from April 2002 to September 2003. Mr. Zhang graduated from the environmental engineering department of Xi’an Mining Architecture College in 1968.

Mr. Shing Mun Wong serves as Director and the Chairman of the Audit Committee of the Company. Mr. Wong is currently Chief Financial Officer and Assistant Company Secretary of Foreland Fabrictech Holdings Limited (a Singapore Mainboard listed company) (“Foreland”), positions he has held since October 2006. Foreland is a fabric manufacturer involved in weaving, dyeing, coating and finishing of fabric products. Mr. Wong is a fellow member of The Association of Chartered Certified Accountants. He is also a practicing member of Hong Kong Institute of Certified Public Accountants. From September 1998 to January 2003, Mr. Wong served as Senior Associate, Assurance and Business Advisory Services of PricewaterhouseCoopers. From January 2003 to August 2003, he was Company Secretary and Qualified Accountant of CCID Consulting Company Limited (a Hong Kong Growth Enterprise Market listed company). From August 2003 to October 2005, he acted as Chief Financial Officer and Company Secretary of Pacific-Pack Holdings Limited. From October 2005 to October 2006, he served as Financial Controller and Company Secretary of Fujian Zhenyun Plastics Industry Co., Ltd. (a Singapore Catalist listed company). Mr. Wong graduated in 1998 from the Hong Kong University of Science & Technology with a bachelor’s degree in Business Administration, with a specialization in Financial Accounting.

The Board evaluated several factors when selecting Mr. Wong as the Chairman of the Audit Committee as well as its financial expert. First, his working knowledge of US-GAAP was an important factor in the decision. This factor was bolstered by a number of other factors that led to the determination that he possesses the expertise required to serve as the Chairman of the Audit Committee and the audit committee financial expert. These factors include, but are not limited to the following: (i) obtaining his bachelor’s degree, with a specialization in accounting and finance from Hong Kong University of Science & Technology, (ii) becoming a fellow member of The Association of Chartered Certified Accountants, (iii) passing the CPA exam on the first sitting, (iv) becoming a licensed CPA in Hong Kong, (v) participation in US-GAAP related reporting projects when he was working with PricewaterhouseCoopers, (vi) interfacing with auditors and CPAs on behalf of clients (vii) his holding various positions such as CFO and Secretary of several publicly listed companies. His knowledge of both western accounting practices and the Chinese business environment coupled with all of the reasons above made him an ideal candidate to head our Audit Committee and act as its financial expert. After consideration, the Company believes Mr. Wong fulfills the requirements of Regulation S-K Item 407(d) with respect to the role of audit committee financial expert. The company feels that the Company’s business and structure does not preclude this finding, and the support for such determination is further strengthened when the Company considers the combination of Mr. Wong’s business and financial expertise with the mining expertise of other members of the committee and the board.

Each of the directors named above will serve until our next annual meeting of stockholders or until their successors are duly elected and has qualified. Directors will be elected for one-year terms at the annual meeting of stockholders. Officers will hold their positions at the pleasure of the Board, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Board. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person.

As directors of the Company, we elected them based on their experiences in financial or industrial work. Most of our directors have over 20 years’ experience in the relevant industries, such as Messrs. Helin Cui, Xueming Xu, and Jian Zhang, and Liancheng Li who all have over 20 years’ experience in the management of nonferrous mining. Thus are qualified for being directors of the Company which is mainly engaged in the business of mining operations. As an NYSE MKT LLC listed company, we also appoint some financial experts as the director of the Company, for example, Mr. Shing Mun Wong.

Board Leadership Structure

Ms. Xiaojing Yu has over 20 years’ experience in the mining and finance industries. As the founder of the Company, she is a major stockholder (currently 44.9%) of the Company. To stabilize the experienced management team and for the long term development of the Company, she has served as both the Chairwoman of Board and the CEO of the Company.

We do not have a Lead Independent Director. We consider the diversity in identifying nominees for director in two aspects: sufficient experiences in management of mining operations and finance.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTER

China Shen Zhou’s current corporate governance practices and policies are designed to promote stockholder value and China Shen Zhou is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the NYSE MKT LLC, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

Board Composition and Committees

Board Composition; Audit Committee and Financial Expert

Our Board has six (6) members, of which three (3) are independent directors. The independent directors are Jian Zhang, Shing Mun Wong and Liancheng Li. We have an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Audit Committee has been established as a separately-designated standing committee in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee has at least one member, Shing Mun Wong, who meets the definition of an “audit committee financial expert” under SEC rules and whom the Board has determined to be “independent”.

Audit Committee.

The Audit Committee is currently comprised of Shing Mun Wong and Liancheng Li, with Shing Mun Wong as the chairman, each of whom are “independent” as that term is defined by SEC rules and under the NYSE MKT LLC listing standards. The Audit Committee is directly responsible for the appointment, retention and oversight of the work of any independent accountants employed by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

Audit Committee held four (4) meetings in 2011 and the attendance rates for all committee members were 100%.

Compensation Committee.

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Shing Mun Wong, Jian Zhang and Liancheng Li, with Liancheng Li as the chairman, all of whom are “independent” directors.

The Compensation Committee held one (1) meeting in 2011 and the attendance rates for all committee members were 100%.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is responsible for overseeing, reviewing, and making periodic recommendations concerning the company’s corporate governance policies and recommending candidates for election to the Company’s Board of Directors. The committee also oversees our adherence to our corporate governance standards. The current members of the committee are Jian Zhang, Shing Mun Wong, and Liancheng Li with Jian Zhang as the chairman.

The Corporate Governance and Nominating Committee Committee held two (2) meetings in 2011 and the attendance rates for all committee members were 100%.

In 2010, the board of directors held eight (8) meetings and attendance rates for all board members were 96%.

Director Nominees Recommended by Stockholders

We have not implemented any changes to the procedures by which stockholders may recommend nominees to our board of directors since we last disclosed those procedures in our most recent proxy statement.

Nomination Procedures

Pursuant to the Corporate Governance and Nominating Committee Charter, the Corporate Governance and Nominating Committee will consider candidates proposed by stockholders of the Company. As provided in the charter of the Corporate Governance and Nominating Committee, stockholder nominees are subject to the same review as the candidates proposed by members of the Corporate Governance and Nominating Committee.

In the case of a director nominee to fill a Board vacancy, the Corporate Governance and Nominating Committee shall be responsible for selecting or recommending candidates to the Board. In nominating a candidate for Board membership, the Corporate Governance and Nominating Committee shall take into consideration certain criteria including experience as well as any other factors the Corporate Governance and Nominating Committee deems appropriate.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that is applicable to all employees, consultants and members of the Board of Directors, including the Chief Executive Officer, Chief Financial Officer and Secretary. This Code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. We will provide any person a copy of the Code, without charge, upon written request to the Company. Requests should be addressed in writing to: Mr. Fulun Song, office of the Board of Directors, China Shen Zhou Mining & Resources, Inc., No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (the “Committee”) of the board of directors of China Shen Zhou Mining & Resources, Inc. (the “Company”) is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of NYSE MKT LLC and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on the Investor Relations section of the Company’s website at http://www.chinaszmg.com/.

The Committee oversees the Company’s financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of Company’s consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence. Based on the reviews and discussions referred to above, the Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

AUDIT COMMITTEE

Mr. Shing Mun Wong

Mr. Liancheng Li

Information Concerning Executive Officers

Name	Age	Position
Jiayin Zhu	30	Chief Financial Officer (since March 2011)
Ligang Wang	51	Vice President and President of Qianzhen Mining

Mr. Jiayin Zhu serves as the Chief Financial Officer of the Company. He was appointed as CFO on March 16, 2011. Most recently, Mr. Zhu held the position of Financial Manager with the Company from June of 2010 until his appointment to the CFO position. Previously, Mr. Zhu held the positions of Deputy Financial Manager and Accountant with the company, from February of 2009 until June of 2010 and from April of 2008 until February of 2009, respectively. Mr. Zhu received his master’s degree in management from Liaoning Technical University in 2008. Mr. Zhu received his bachelor’s degree in economics from Central China Normal University in 2005.

Mr. Ligang Wang serves as Vice President. Since July 2002, he has served as President of Qianzhen Mining. He has more than 20 years’ experience in mine management. From January 1986 to June 2002, he worked as plant manager in the Wulatehou Banner Baynnur Mining.

Executive Compensation

During 2010 and 2011, no executive officer’s total annual salary and bonus exceeded $100,000, except Ms. Xiaojing Yu.

Summary Compensation Table

Name and Principal Underlying Positions (a)	Year (b)	Salary Paid in Cash (c)	Bonus (d)	Option Awards (e)	Stock Awards (f)	Non-equity Incentive Plan Compensation (g)	Nonqualified Deferred Compensation Earnings (h)	All Other Compensation (i)	Total (j)
Xiaojing Yu, CEO	2011	$294,285	$0	$0	$0	$0	$0	$0	$294,285
	2010	$70,808	$0	$0	$0	$0	$0	$0	$70,808
Helin Cui, President and COO	2011	$78,285	$0	$0	$0	$0	$0	$0	$78,285
	2010	$46,026	$0	$0	$0	$0	$0	$0	$46,026
Steven Wang, CFO*	2011	$8,614	$0	$0	$0	$0	$0	$0	$8,614
	2010	$6,294	$0	$0	$0	$0	$0	$0	$6,294
Ligang Wang, Vice President	2011	$77,756	$0	$0	$0	$0	$0	$0	$77,756
	2010	$23,013	$0	$0	$0	$0	$0	$0	$23,013
Jiayin Zhu, CFO	2011	$12,381	$15,187	$0	$0	$0	$0	$0	$27,568

*	Steven Wang resigned effective March 16, 2011 and was succeeded by Jiayin Zhu.

Outstanding Equity Awards at Fiscal Year-End

2009 Omnibus Long-term Incentive Plan (the “2009 Plan”) was approved both by Board of Directors of the Company on October 29, 2009 and by stockholders of a majority of our voting stock and upon the effectiveness of the Information Statement on Form 14C. The shares of Stock issuable under the 2009 Plan are available either from authorized but unissued shares or from shares reacquired by us on the open market. The maximum number of shares of Stock available for issuance under the 2009 Plan shall be 2,000,000, and the maximum number of common stock that will be awarded to any one Grantee (as defined) during any calendar year shall not exceed 300,000.

On February 4, 2010, 760,000 common shares were issued to 42 persons under 2009 Omnibus Long-term Incentive Plan. The number of shares of stock award for each officer, director, employee or consultant was determined by dividing the amount of back pay due such officer, director, employee or consultant by $0.38 which was the average daily trading price per share for the Company’s common stock in December 2008.

On June 20, 2011, 400,000 shares of common stock were approved by the board of directors to its employees as share based on the 2009 Omnibus Longterm Incentive Plan. The number of shares of stock awarded to each employee was determined by the fair value by $2.43 which was the close price per share for the Company’s common stock on June 20, 2011.

Stockholder Communications

The Board welcomes communications from our stockholders and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter addressed to the Chairman of the Board of China Shen Zhou Mining & Resources, No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

We currently have no policy with respect to director attendance at annual meetings.

Director Compensation

Compensation for all directors in 2011 was follows:

Name (a)	Year	Fees Paid in Cash (b)	Stock Awards (c)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Xueming Xu**	2011	$67,529	0	—	—	—	—	$67,529
Liancheng Li*	2011	$14,857	24,300	—	—	—	—	$39,157
Jian Zhang*	2011	$14,857	24,300	—	—	—	—	$39,157
Konman Wong*	2011	$15,321	24,300	—	—	—	—	$39,621
Gene Michael Bennett*	2011	$21,700	24,300	—	—	—	—	$46,000

*	Independent director

**	Xueming Xu received a total of $67,529 in compensation in 2011. $14,857 was attributed to his role as a director of the Company and $52,672 was attributed to his role as chief engineer of the company.

On January 1, 2012, Mr. Shing Mun Wong was appointed to the Board. He serves as a chairman of the audit committee and as a member of the Compensation Committee and the Nominating and Corporate Governance Committee.

On October 17, 2011, Mr. Gene Michael Bennett resigned as a director of the Board of Directors of the Company. In effect, Mr. Bennett also resigned as chairman of the audit committee of the Board. The Company’s independent director Mr. Konman Wong replaced Mr. Bennett as the chairman of the audit committee of the Board.

On December 31, 2011, Mr. Konman Wang resigned as a director of the Board of Directors of the Company. In effect, Mr. Wang also resigned as chairman of the audit committee of the Board and as a member of the compensation committee and the nominating and corporate governance committee.

The salaries of directors differed in amount due to different levels of responsibility, such as Gene Michael Bennett and Konman Wong, who were chairmen of the audit committee and, as such, greater compensation than the other independent directors.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officer or other employees, but our Board may recommend adoption of one or more such programs in the future.

Limitation of Liability and Indemnification of Officers and Directors

The Nevada General Corporation Law provides that corporations may include a provision in their articles of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our articles of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Nevada law. In addition to the foregoing, our bylaws provide that we may indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our directors.

The above provisions in our articles of incorporation and bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

1)            Articles of Incorporation. Our Articles of Incorporation provide that we shall indemnify our directors, officers to the maximum extent and in accordance with Nevada General Corporation Law.  Our Articles of Incorporation also provide that no director shall have any personal liability to us or our stockholders for breach of fiduciary duty as a director except for breach of loyalty, intentional misconduct or knowing violation of law, or transactions deriving personal benefits.

2)           Bylaws. Our Bylaws provide that we may indemnify our directors, officers, employees and other agents from any actions brought by third party or by corporate actions for judgments, damages or attorneys’ fees.

Involvement in Certain Legal Proceedings

During the past ten years, no present or former director, executive officer or person nominated to become a director or an executive officer of our Company:

1)	Was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

2)	Was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)	Was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4)	Was found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities and Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership on Form 3, reports of changes in ownership on Form 4 and annual reports concerning their ownership on Form 5. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

We believe that, during 2011, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	A late Form 4 report was filed for Yu Xiaojing, our Chairman and CEO, on June 13, 2011 to report an four sales transactions.
•	A late Form 4 report was filed for Xu Xueming, our director, on June 13, 2011 to report two sales transactions and six purchase transactions.
•	A late Form 4 report was filed for Wang Ligang, our Vice President, on June 14, 2011 to report 13 sales transactions.
•	A late Form 4 report was filed for Li Liancheng, our director, on June 14, 2011 to report one purchase transaction.
•	A late Form 4 report was filed for Zhang Jian, our director, on July 21, 2011 to report one purchase transaction.

•	A late Form 4 report was filed for Wang Konman, our director, on July 21, 2011 to report one purchase transaction.

•	A late Form 3 and a late Form 4 report were filed for Zhu Jiayin, our Chief Financial Officer, on July 18, 2011 and July 21, 2011, respectively, to report one purchase transaction each.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and 10% stockholders.

Certain Relationships And Related Transactions and Director Independence

On April 12, 2011, the Company through its subsidiary Qianzhen Mining entered into an equity transfer agreement to sell its 60% equity interest in Qingshan Metal to a Chinese citizen Mr. Mao Huang, a minority stockholder of Xingzhen Mining.

In December 2011, the Company transferred from Ms. Yanling Ding to Mr. Mao Huang a 5.15%-interest note for an amount approximately equal to the consideration owed to Mr. Huang.

There were no other related party transactions for the years ended December 31, 2011 and 2010, except for loans and repayments to related parties. As of December 31, 2011 and 2010, amounts due to related parties consisted of the following:

	December 31,
	2011	2010
	(In thousands)	(In thousands)
Due to directors of the Company:
Ms. Xiaojing Yu, CEO of the Company (a)	$106	$102
Mr. Xueming Xu, Director of the Company (b)	13	12
Due to Mr. Xiao Ming Yu, General Manager of Xiangzhen (c)	127	431
Mr. Mao Huang, the minority stockholder of Xingzhen Mining (d)	4	1,894
	$250	$2,439

(a)	Ms. Yu is the CEO of the Company.
(b)	Mr. Xu is a director of the Company.
(c)	Mr. Yu is the General Manager of Xiangzhen Mining.
(d)	Mr. Huang is a minority stockholder of Xingzhen Mining.

PROPOSAL 2

AMENDMENT TO CHINA SHEN ZHOU’S 2009 Omnibus Long-Term Incentive Plan

At the Annual Meeting, stockholders will be asked to approve an amendment to the China Shen Zhou Mining & Resources, Inc. 2009 Omnibus Long-Term Incentive Plan (the “Plan”) in order to increase the maximum number of shares of our Common Stock that may be issued under the Plan by 5,000,000 shares.

In November 2012, the Compensation Committee recommended, and the full Board adopted, subject to stockholder approval, an amendment to the Plan to increase the share reserve by 5,000,000 shares of Common Stock. Our stockholders have previously authorized us to issue under the Plan up to a total of 2,000,000 shares of Common Stock, subject to adjustment upon certain changes in our capital structure.

The Compensation Committee and the full Board believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. As of December 31, 2011, 840,000 shares of our Common Stock remained available for future grant of stock awards under the Plan, a number that the Compensation Committee and the full Board believes to be insufficient to meet our anticipated needs. Therefore, the Compensation Committee recommended, and the full Board approved, subject to stockholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the Plan by 5,000,000 shares to a total of 7,000,000 shares of our Common Stock, subject to adjustment upon certain changes in our capital structure.

General Description of the Plan

Our Board originally adopted the Plan in April 2004, and it was subsequently approved by our stockholders in October 2009. The following summary of the Plan is qualified in its entirety by the specific language of the Plan as proposed to be amended, which is included in this proxy statement as Appendix D. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan (see Appendix D-1). For convenience of reference, amended language of the Plan showing the changes from the existing plan, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this proxy statement as Appendix D-2.

Purpose

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined in the Plan) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

Administration

The Plan is administered by one or more officers or directors of the Company who are authorized by the Board to administer the Plan before the Committee is formed ( the “Designee”) or a committee appointed by our board of directors (the “Committee”). The Committee may delegate their responsibilities to others, including our Board, under such conditions and limitations as it may determine provided that the Committee, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) or to cause the Committee to (i) consist solely of persons who are “Nonemployee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are Outside Directors (as defined in the Plan), or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. Subject to the express provisions of the Plan and to applicable law, the Designees or Committee shall have full power and authority to grant awards to the Service Providers (as defined in the Plan) prescribed under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any award or award agreement shall be within the sole discretion of the Designees or Committee, as may be made at any time and shall be final, conclusive and binding upon any eligible person and any holder or beneficiary of any award.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option (as defined in the Plan) or SAR (as defined in the Plan) that (i) causes the Option or SAR to become subject to Section 409A (as defined in the Plan), (ii) reduces the Option Price (as defined in the Plan) or SAR Exercise Price (as defined in the Plan), either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company’s stock trades, without, with respect to item (i), the Grantee’s (as defined in the Plan) written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to the appropriate provisions in the Plan.

Deferral Arrangement.

The Designees or Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock units.

Stock Subject to the Plan

Stock Available. Assuming stockholders approve this proposal, a total of 7,000,000 shares of Common Stock will have been reserved for issuance pursuant to the Plan. As of December 31, 2011, 1,160,000 shares of Restricted Stock (as defined in the Plan) had been issued pursuant to the Plan. On December 31, 2011, 840,000 shares of our Common Stock remained available for future issuance under our Plan.

The shares of Common Stock issuable under the Plan are available either from authorized but unissued shares or from shares reacquired by us on the open market. The maximum number of shares of Common Stock that may be awarded to any one Grantee (as defined) during any calendar year shall not exceed 300,000 shares.

Adjustments. In the event of any corporate event (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), or transaction, as described in the Plan, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Designees or Committee shall substitute or adjust, as applicable, the number and kind of shares of Common Stock that may be issued under the Plan or under particular forms of Awards (as defined in the Plan), the number and kind of shares subject to outstanding Awards, the Option Price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.

Effect of Change of Control

The Designees or Committee shall determine the effect of a Change in Control (as defined in the Plan) upon Awards, and such effect may be set forth in the appropriate award agreement. Unless an Award Agreement (as defined in the Plan) explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Designees or Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to the Awards such as outstanding Options, SARs, grants of Restricted Stock, Restricted Stock Units (as defined in the Plan) and/or Unrestricted Stock (as defined in the Plan) either (i) make appropriate provisions for the continuation of such Awards by substitution; or (ii) provide that all such Awards must be exercised; or (iii) terminate all Options and/or SARs in exchange for an equivalent cash payment.

Eligibility

Under the Plan, Awards may be made to any Service Provider (as defined in the Plan), including any Service Provider who is an officer or director of the Company or of any Affiliate, as the Designees or Committee shall determine and designate from time to time in its discretion.

Award Agreement

Each Award shall be evidenced by an Award Agreement, determined by the Designees or Committee. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options (as defined in the Plan) or Incentive Stock Options (as defined in the Plan), and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

In an Award Agreement, the Company may retain the right to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate or otherwise in competition with the Company or any Affiliate.

In an Award Agreement, the Company may retain the right to cause a forfeiture of the gain realized by a Grantee, if the Grantee voluntarily terminates his employment with the Company. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

Types of Awards under Plan

Options. The Designees or Committee are authorized to grant options to Service Providers with the following terms and conditions:

(i)	Exercise Price. The Option Price of each Option shall be fixed by the Designees or Committee and stated in the related Award Agreement. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value (as defined in the Plan) of a share of Common Stock on the Grant Date (as defined in the Plan); provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder (as defined in the Plan) as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Common Stock on the Grant Date, and (ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Common Stock.

(ii)	Option Term. Each Option shall terminate, and all rights to purchase shares of Common Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Designees or Committee and stated in the related Award Agreement.

(iii)	Time and Method of Exercise. The Designees or Committee, and the Award Agreement shall state the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, shares, other securities, other awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

Stock Appreciation Rights or SAR. The Designees or Committee is authorized to grant SARs to any Service Provider subject to the terms of the Plan and any applicable award agreement. SARs granted under the Plan shall confer on the holder a right to receive payment from the Company in an amount determined by multiplying:(i) the difference between the Fair Market Value of a share of our Common Stock on the date of exercise over the SARs Exercise Price (as defined in the Plan); by(ii) the number of shares with respect to which the SARs is exercised. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any SARs shall be as determined by the Designees or Committee.

Restricted Stock. Restricted Stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period”, determined by the Designees or Committee at the time of grant, during which the Grantee must satisfy certain vesting conditions. Unless the Designees or Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service (as defined in the Plan), any Restricted Stock held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award. During the restricted period, the Grantee has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable Award Agreement apply.

Restricted Stock Units. A Restricted Stock Unit entitles the Grantee to receive Common Stock, or cash (or other property) based on the value of our Common Stock, after a "restricted period" during which the Grantee must satisfy certain vesting conditions. If the Grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited. the Grantee shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Unrestricted Stock Award. The Designees or Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Designees or Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Common Stock free of any restrictions under the Plan. Awards of Unrestricted Stock may be granted or sold in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Designees or Committee, Awards of Unrestricted Stock shall be paid within the time period set forth herein for short-term deferral.

Performance and Annual Incentive Award. The Designees or Committee is authorized to grant to any Service Provider performance and annual service awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) (“Section 162(m)”) of the Code (as defined in the Plan). A performance and annual service award may be payable in cash or in shares (including, without limitation, restricted stock). Performance awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals, and such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

Amendment and Termination

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable laws, regulations and rules, as amended, or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded.

Term of the Plan

The Plan shall be effective as of the Effective Date (as defined in the Plan) and shall terminate on the ten (10) year anniversary of the Effective Date, and may be terminated on any earlier date as set forth herein.

Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, we may take such action as we deem appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Grantee, are withheld or collected from such a Grantee.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

Incentive Stock Options or ISO

A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the option holder’s income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the option holder’s “alternative minimum tax” under the Code, as amended.

If an option holder does not dispose of such shares of Common Stock within two (2) years after the ISO was granted or one (1) year after the ISO was exercised, whichever is later (any disposition within those periods is a “disqualifying disposition”), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

If an option holder makes a “disqualifying disposition,” the option holder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the option holder on the disposition of such Common Stock minus the exercise price. In such event, we will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder. If a sale is a disqualifying disposition, the option holder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an option holder’s hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

For purposes of the alternative minimum tax (the “AMT”), the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price generally will be an adjustment included in the optionee’s AMT income. If there is a disqualifying disposition of the shares in the year in which the option is exercised, there will be no adjustment for AMT purposes with respect to the shares. If there is a disqualifying disposition in a later year, no income is included in the optionee’s AMT for that year. For cap AMT purposes, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for AMT purposes.

Non-Qualified Stock Options or NQSOs

No income is realized by an option holder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing AMT income. Upon subsequent sales of Common Stock received upon exercise of NQSO’s, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets for the option holder. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

Restricted Stock

A participant who has been awarded Restricted Stock will not realize taxable income at the time of the Award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares of Common Stock as income at the time of receipt (without regard to restrictions) by filing with the U.S. Internal Revenue Service (with a copy to us) an election under Section 83(b) of the Code no later than thirty (30) days after the issuance date. When the restrictions on the Restricted Stock lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

Share Appreciation Rights or SARs and Performance Units or PSUs

No income is realized by a holder of a SAR or PSU at the time the SAR or PSU is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

With respect to tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a NQSO.

$1,000,000 Compensation Limit

The Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that is paid by the Company to the Chief Executive Officer and the next three most highly compensated executive officers (other than the principal financial officer) as determined at the end of the Company’s taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is “qualified performance-based compensation” within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to “qualified performance-based compensation” with respect to options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of common stock on the date of grant. However, if an option is exercisable at a price less than 100% of the price of a share of common stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of such fair market value over the exercise price) will not constitute “qualified performance-based compensation,” unless the exercise of options is contingent upon the attainment of pre-established performance goals.

Miscellaneous

The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not intended to be a funded plan.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the amendment to the Plan.

PROPOSAL 3

ADOPTION OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ADJUST THE QUORUM REQUIRED TO HOLD A MEETING OF SHAREHOLDERS FROM A MAJORITY TO ONE-THIRD

On November 7, 2012 our Board approved an amendment to the Article IV, Section 3 of our Charter and Article II, Section 7 of our Bylaws which if approved by our stockholders will reduce the quorum for annual and special meetings of our stockholders from a majority to one-third. The purpose of this resolution is to ease the burden placed on our management in obtaining the necessary votes required for quorum. There may be significant implications to our operations if a quorum were not to be obtained for a shareholder meeting. The costs would include not only a monetary amount and time expended by management and the Board, but also could result in delays in implementing significant business matters brought forth for shareholder approval. In general it has always been our objective to obtain as high of a percentage of shareholder’s proxies voted as possible and we will not change this objective if this proposal is approved.

If approved the reduction in the quorum requirement will be effective immediately.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the adoption of the amendments to our Charter and Bylaws.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

We are asking our stockholders to ratify the selection of Sherb as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Sherb to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

The Company has been advised by Sherb that neither the firm nor any of its associates had any relationship with the Company.

Principal Accounting Fees And Services

During fiscal 2010 and 2011 our principal independent auditor was Sherb. Sherb performed the audits for the years ended December 31, 2010, and 2011. The following are the services provided and the amounts billed during 2010 and 2011:

(a)	AUDIT FEES

The aggregate fees billed by Sherb for professional services rendered for the audit of the Company’s financial statements and review services for interim quarterly financial statements for the fiscal years ended December 31, 2010 and 2011 were $172,000 and $278,000, respectively.

(b)	AUDIT-RELATED FEES

There were no fees for assurance and related services by Sherb for the fiscal year ended December 31, 2010 and 2011.

(c)	TAX FEES

There were no fees for tax compliance, tax advice or tax planning services by Sherb for the fiscal year ended December 31, 2010 and 2011.

(d)	ALL OTHER FEES

The aggregate fees billed by Sherb for all other professional services rendered for the fiscal year ended December 31, 2011 was $20,000. There were no other fees for either audit-related or non-audit services billed by Sherb for the fiscal year ended December 31, 2010.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of Sherb as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043, no later than the close of business on July [22], 2013. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.chinaszmg.com/ after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the Plan amendment, the Charter and Bylaw amendments and the ratification of our independent auditor. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

November [19], 2012	By Order of the Board of Directors

/s/ Xiaojing Yu
Xiaojing Yu
Chairman and CEO

CHINA SHEN ZHOU MINING & RESOURCES, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA SHEN ZHOU MINING & RESOURCES, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated November [19], 2012, and hereby constitutes and appoints Xiaojing Yu, the Company’s Chairman and Chief Executive Officer, and Mr. Helin Cui, the Company’s President and Chief Operating Officer, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s common stock which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders to be held on December 20, 2012, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below by checking the box on the right: ☐

Xiao-Jing Yu

Helin Cui

Xueming Xu

Liancheng Li

Jian Zhang

Shing Mun Wong

Withhold authority for the following:

☐	Xiao-Jing Yu
☐	Helin Cui
☐	Xueming Xu
☐	Liancheng Li
☐	Jian Zhang
☐	Shing Mun Wong

2.	Approve the amendment to the Company’s 2009 Omnibus Long-Term Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock issuable under the Plan by 5,000,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve the amendment to Article IV, Section 3 of the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”) and Article II Section 7 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum for stockholder meetings from a majority to one-third.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approve the ratification of Sherb & Co., LLP (“Sherb”) as the Company’s accountant for fiscal year 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE AMENDMENT TO THE PLAN, FOR THE AMENDMENT TO THE CHARTER AND BYLAWS AND FOR THE RATIFICATION OF THE SELECTION OF SHERB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED November [19], 2012 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated November [19], 2012 and the 2011 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2012

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

APPENDIX A

CHINA SHEN ZHOU MINING & RESOURCES, INC.

CHARTER FOR THE AUDIT

COMMITTEE

OF THE BOARD OF DIRECTORS

November 2, 2007

1.	PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls that management and the Board have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of this Charter. The Committee shall be given full and direct access to the Board Chairman, Company executives and independent accountants as necessary to carry out these responsibilities. The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

2.	COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than two directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and the rules of The American Stock Exchange LLC (“AMEX”). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the preceding three years. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1.	Review annually the Committee Charter for adequacy and recommend any changes to the Board.

2.	Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

3.	Review the financial, investment and risk management policies followed by the Company in operating its business activities.

4.	Review the Company’s annual audited financial statements, related disclosures, including the MD&A portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

5.	Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls, including the budget, staffing and responsibilities of the Company’s financial and accounting staff.

6.	Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

7.	Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Committee.

8.	Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

9.	Review the hiring policies for any employees or former employees of the independent accountants.

10.	Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants any disclosed relationships or services the accountants have with the Company that may affect the accountants’ independence and objectivity. The Committee is responsible for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent accountants.

11.	For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results, the proposed earnings press release and formal guidance that the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

12.	Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

13.	Following completion of the annual audit, review separately with the independent accountants, appropriate members of the Company’s finance and accounting staff and management any significant difficulties encountered during the course of the audit.

14.	Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

15.	Report to the Board on a regular basis on the major events covered by the Committee and make recommendations to the Board and management concerning these matters.

16.	Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

17.	Approve all related party transactions, as defined by applicable AMEX Rules, to which the Company is a party.

18.	Establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.	COMMITTEE MEETINGS

The Committee will meet on a regular basis at least 4 times each year, and will hold special meetings as circumstances require. The timing of the meetings to be scheduled for an upcoming fiscal year shall be determined by the Committee prior to the beginning of such fiscal year. A calendar of proposed meetings will be reviewed by the Committee at the same time as the annual Committee Charter review. The calendar shall include appropriate meetings to be held separately with representatives of the independent accountants, management and appropriate members the Company’s finance and accounting staff, including a meeting to conduct the reviews required under Section 3.13 above. In addition, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.

At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of the General Corporation Law of the State of Nevada (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

APPENDIX B

CHINA SHEN ZHOU MINING & RESOURCES, INC.

CHARTER FOR THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

November 2, 2007

1.	PURPOSE

The Corporate Governance and Nominating Committee (the “Committee”) shall oversee, review, and make periodic recommendations concerning the Company’s corporate governance policies, and shall recommend candidates for election to the Company’s Board of Directors (the “Board”).

2.	COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than three directors each of whom shall be an “independent director” as required by the rules of The American Stock Exchange LLC (“AMEX”). Each Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

3.	RESPONSIBILITIES AND DUTIES

In carrying out the purpose set forth in Section 1 above, the Committee shall:

1.	Identify and review candidates for the Board and recommend to the full Board candidates for election to the Board.

2.	Review from time to time the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, business, financial reporting and other areas that are expected to contribute to an effective Board.

3.	Periodically review the Company’s corporate governance policies and recommend to the Board modifications to the policies as appropriate.

4.	Have full access to the Company’s executives as necessary to carry out this responsibility.

5.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

6.	Review the Committee Charter from time to time for adequacy and recommend any changes to the Board.

7.	Report to the Board on the major items covered at each Committee meeting.

4.	COMMITTEE MEETINGS

The Committee will meet periodically as necessary to act upon any matter within its jurisdiction. At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of the General Corporation Law of the State of Nevada (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

APPENDIX C

CHINA SHEN ZHOU MINING & RESOURCES, INC.

CHARTER FOR THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

November 2, 2007

1.	PURPOSE

The Compensation Committee’s (the “Committee”) basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies.  Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

2.	COMPOSITION OF THE COMMITTEE

The Committee will consist of not less than two directors, each of whom will be an “independent director” as required by the rules of The American Stock Exchange LLC (“AMEX”), a “non-employee director” within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the “Board”) at any time.

3.	RESPONSIBILITIES AND DUTIES

In carrying out its purpose, the Committee will have the following responsibilities and duties:

1.	Review annually and approve the Company’s compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

2.	Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

3.	Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other officers within the meaning of Rule 16a-1(f) issued by the SEC (“Officers”), and communicate in the annual Board Compensation Committee Report to stockholders the factors and criteria on which the Chief Executive Officer and all other executive officers’ (within the meaning of Rule 3b-7 issued by the SEC) compensation for the last year was based.

4.	Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s Officers.

5.	Review and recommend compensation for non-employee members of the Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

6.	With sole and exclusive authority, make and approve stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans to all persons who are Board members or Officers.

7.	Grant stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to all other eligible individuals in the Company’s service. The Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not Officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

8.	Amend the provisions of the Company’s stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

9.	Approve for submission to the stockholders stock option or other equity incentive plans or amendments thereto to the extent required by applicable rules of the SEC and AMEX.

10.	Oversee and periodically review the operation of all of the Company’s employee benefit plans, including but not limited to the Section 401(k) Plan and the Employee Stock Purchase Plan. Responsibility for day-today administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

11.	Ensure that the annual incentive compensation plan is administered in a manner consistent with the Company’s compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to Officers, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m).

12.	Review matters related to management performance, compensation and succession planning and executive development for executive staff.

13.	Approve separation packages and severance benefits for Officers to the extent that the packages are outside the ordinary plan limits.

14.	Exercise, as necessary and appropriate, all of the authority of the Board with respect to the election of corporate officers of the Company during the periods between the regular meetings of the Board.

15.	Have full access to the Company’s executives and personnel as necessary to carry out its responsibilities.

16.	Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s Officers and other key employees.

17.	Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

18.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

19.	Review the Committee Charter from time to time and recommend any changes to the Board.

20.	Report to the Board on the major items covered at each Committee meeting.

Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Company’s stock option or other equity incentive plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

4.	COMMITTEE MEETINGS

The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter.  At all Committee meetings a majority of the total number of members shall constitute a quorum.  All meetings shall be held subject to and in accordance with applicable sections of the General Corporation Law of the State of Nevada (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

APPENDIX D-1

(ADOPTION OF AMENDMENTS TO OUR 2009 Omnibus Long-Term Incentive Plan)

(PROPOSED Version AS AMENDED)

CHINA SHEN ZHOU MINING & RESOURCES, INC

2009 OMNIBUS LONG-TERM INCENTIVE PLAN

China Shen Zhou Mining & Resources, Inc., a Nevada corporation (the “Company”), sets forth herein the terms of its 2009 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.           “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.             “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 13) over a performance period of a duration as specified by the Designees or Committee.

2.3.             “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or cash award, as determined by the Designees or Committee from time to time under the Plan.

2.4.             “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company to a Grantee, that evidences and sets out the terms and conditions of an Award.

2.5.             “Board” means the Board of Directors of the Company.

2.6.             “Cause” means, as determined by the Designees or Committee and unless otherwise provided in an applicable agreement with the Company or an Affiliate at or before the Grant Date: (i) engaging in any act, omission or misconduct that is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of a criminal offense (other than minor traffic offenses); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or an Affiliate’s government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

2.7.             “Change in Control” shall have the meaning set forth in Section 15.2.

2.8.             “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9.             “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) or to cause the Committee to (i) consist solely of persons who are “Nonemployee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are Outside Directors, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

2.10.             “Company” means China Shen Zhou Mining & Resources, Inc., a Nevada corporation, or any successor corporation.

2.11.             “Common Stock” or “Stock” means share of common stock of the Company, par value $0.001 per share.

2.12.             “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, as qualified by Section 13.4 herein.

2.13.             “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability has the meaning as set forth in Section 22(e)(3) of the Code.

2.14.             “Designee” means one or more officers or directors of the Company who are authorized by the Board to administer the Plan before the Committee is formed.

2.15.             “Effective Date” means the date set forth in Section 16.10 herein.

2.16.             “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17.             “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) the closing sale price reported for a share of Common Stock on such date on the national securities exchange or national market system on which such stock is principally traded, or if such date is not a trading day, the trading day immediately preceding such date on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

2.18.             “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.19.             “Grant Date” means, as determined by the Designees or Committee, the latest to occur of (i) the date as of which the Designees or Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Designees or Committee in the Award Agreement.

2.20.             “Grantee” means a person who receives or holds an Award under the Plan.

2.21.              “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22.             “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23.             “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.24.             “Option Price” means the exercise price for each share of Stock subject to an Option.

2.25.             “Outside Director” means a member of the Board who is not an officer or employee of the Company or an Affiliate, determined in accordance with the requirements of Section 162(m) of the Code.

2.26.             “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to ten (10) years.

2.27.             “Plan” means this China Shen Zhou Mining & Resources,, Inc. 2009 Omnibus Long-Term Incentive Plan.

2.28.             “PRC” means People’s Republic of China, excluding Hong Kong, Macau and Taiwan.

2.29.             “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.30.             “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.31.             “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.32.             “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.33.             “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.34.             “Section 409A” shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

2.35.             “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.36.             “Separation from Service” means a termination of Service by a Service Provider, as determined by the Designees or Committee, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.37.             “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.38.              “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.39.             “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.40.             “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.41.             “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.42.             “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.43.             “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.            General.

The Designees or Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Designees or Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Designees or Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Designees or Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Designees or Committee shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that (i)  causes the Option or SAR to become subject to Section 409A, (ii) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company’s Stock trades, without, with respect to item (i), the Grantee’s written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 15.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee, if the Grantee voluntarily terminates his employment with the Company. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

3.2.            Deferral Arrangement.

The Designees or Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.3.            No Liability.

No member of the Board or of the Designees or Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.4.            Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 7,000,000. All such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The maximum number of Common Stock that will be awarded to any one Grantee during any calendar year shall not exceed 300,000.

The Designees or Committee may adopt reasonable procedures for making adjustments in accordance with Section 15. If the Option Price of any Option granted under the Plan, or if pursuant to Section 16.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.             Term.

The Plan shall be effective as of the Effective Date and shall terminate on the ten (10) year anniversary of the Effective Date, and may be terminated on any earlier date as provided in Section 5.2.

5.2.             Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable laws, regulations and rules, as amended, or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.             Service Providers and Other Persons.

Subject to this Section 6, Awards may be made to any Service Provider, including any Service Provider who is an officer or director of the Company or of any Affiliate, as the Designees or Committee shall determine and designate from time to time in its discretion.

6.2.             Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.             Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Designees or Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Designees or Committee shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, subject to the sole discretion of the Designees or Committee from time to time, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Designees or Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.             Option Price.

The Option Price of each Option shall be fixed by the Designees or Committee and stated in the related Award Agreement. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date, and (ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.             Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including without limitation performance requirements) as shall be determined by the Designees or Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3.             Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Designees or Committee and stated in the related Award Agreement (the “Termination Date”).

8.4.             Separation from Service.

Except as otherwise provided in an Award Agreement, if a Grantee’s employment with or service to the Company or Affiliate terminates for any reason other than Cause, (i) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not more than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. In the event of the termination of a Grantee’s employment or service for Cause, all outstanding Options granted to such Grantee shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

8.5.             Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Board and stockholders of the Company as provided herein or (ii) after the occurrence of an event referred to in Section 15 hereof which results in termination of the Option.

8.6.             Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and which exercise method shall be , determined by the Designees or Committees solely in its discretion, and the Designees or Committee may approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Designees or Committee, (ii) in the form of unrestricted shares of Stock already owned by the Grantee on the date of surrender to the extent the shares of Stock having a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant, or (iii) any combination of the foregoing.

8.7.             Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.             Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9.             Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetence, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.             Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. Notwithstanding the foregoing, the Designees or Committee may also provide that Options may be transferred to persons other than Family Members. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.             Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.             Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Designees or Committee. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price.

9.2.             Other Terms.

The Designees or Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.             Term of SARs. The term of a SAR granted under the Plan shall be determined by the Designees or Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

9.4.             Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii) the number of Shares with respect to which the SAR is exercised.

SARs shall be settled in cash or Stock of equivalent value, as determined by the Designees or Committee and set forth in the Award Agreement.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.             Restrictions.

At the time of grant, the Designees or Committee may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 13.1 and 13.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.             Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Designees or Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.             Rights of Holders of Restricted Stock.

Unless the Designees or Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Designees or Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

10.4.             Rights of Holders of Restricted Stock Units.

10.4.1.	Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Designees or Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 16.9.1 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.	Voting and Dividend Rights.

Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Designees or Committee may provide in an Award Agreement that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock, which may be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid to shareholders.

10.4.3.	Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.             Termination of Service.

Unless the Designees or Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award.

10.6.             Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Designees or Committee, in consideration for past Services rendered.

10.7.             Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Designees or Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Designees or Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Designees or Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Designees or Committee, Awards of Unrestricted Stock shall be paid within the time period specified in Section 16.9.1 for short-term deferrals.

12.	FORM OF PAYMENT FOR OPTIONS, RESTRICTED STOCK AND STOCK APPRECIATION RIGHTS

12.1.             General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 12.

12.2.             Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3.             Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Designees or Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

12.4.             Payment of Exercising SAR Rights.

In the event that the SAR rights are granted to a Grantee, to the extent permitted by law and to the extent the Award Agreement so provides, the payment of the SAR amount may be made all or in part by cash or delivery of Stock of equivalent value, at the sole discretion of the Designees or Committee, in payment of any withholding taxes described in Section 16.3.

12.5.             Other Forms of Payment.

To the extent the Award Agreement so provides, as determined by the Designees or Committee in its sole discretion, payment of the Option Price or the Purchase Price may be made in any other form that is consistent with applicable laws, regulations and rules.

13.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

13.1.             Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Designees or Committee. The Designees or Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 13.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

13.2.	Performance or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Designees or Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Designees or Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.2.

13.2.1.	Performance Goals Generally.

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Designees or Committee consistent with this Section 13.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Designees or Committee result in the achievement of performance goals being “substantially uncertain.” The Designees or Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

13.2.2.	Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Designees or Committee in establishing performance goals for such Performance or Annual Incentive Awards: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) ratio of debt to stockholders’ equity and (xv) revenue.

13.2.3.	Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

13.2.4.	Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, , SAR, Restricted Stock, Restricted Stock Units, other Awards or other property, in the discretion of the Designees or Committee. The Designees or Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Designees or Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

13.3.             Written Determinations.

All determinations by the Designees or Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Code Section 162(m), the Designees or Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

13.4.             Status of Section 13.2 Awards Under Code Section 162(m).

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 13.2 hereof granted to persons who are designated by the Designees or Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Designees or Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 13.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Designees or Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Designees or Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.	REQUIREMENTS OF LAW

14.1.             General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations and the laws and regulations of PRC. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Designees or Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Designees or Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.             Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Designees or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.             Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company; provided that any such adjustment shall comply with Section 409A. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

15.2.             Definition of Change in Control.

Unless an Award Agreement provides for a different meaning, a “Change in Control” shall mean the occurrence of any of the following:

(i)	Any ‘person’ (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the ‘beneficial owner’ (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that a Change in Control shall not be deemed to occur if an employee benefit plan (or a trust forming a part thereof) maintained by the Company, directly or indirectly, becomes the beneficial owner of more than fifty percent (50%) of the then-outstanding voting securities of the Company after such acquisition;

(ii)	A majority of the members of the Board is replaced during any 12-month period commencing on the Effective Date, by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment;

(iii)	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (a) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) the directors of the Company immediately prior thereto continuing to represent at least fifty percent (50%) of the directors of the Company or such surviving entity immediately after such merger or consolidation; or

(iv)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a change in control pursuant to the definition in Section 409A.

15.3.             Effect of Change in Control; Corporate Transactions

The Designees or Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement.  Unless an Award Agreement explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Designees or Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options and/or SARs, either (i) make appropriate provision for the continuation of such Options and/or SARs by substituting on an equitable basis for the Shares then subject to such Options and/or SARs either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all Options and/or SARs must be exercised (either to the extent then exercisable or, at the discretion of the Designees or Committee or, upon a change of control of the Company, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3), within a specified number of days of the date of such notice, at the end of which period the Options and/or SARs shall terminate; or (iii) terminate all Options and/or SARs in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options and/or SARs (either to the extent then exercisable or, at the discretion of the Designees or Committee, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3) over the exercise price thereof.

Unless an Award Agreement explicitly provides otherwise, with respect to outstanding grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock, the Designees or Committee or the Successor Board, shall either (i) make appropriate provisions for the continuation of such grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock by substituting on an equitable basis for the Shares then subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Restricted Stock, Restricted Stock Units and/or Unrestricted Stock shall terminate; or (iii) terminate all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Restricted Stock and/or Restricted Stock Units.

15.4.             Reorganization Which Does Not Constitute a Change in Control.

If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

15.5.             Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Designees or Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.6.             No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	GENERAL PROVISIONS

16.1.             Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider, if applicable. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2.             Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3.             Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by applicable laws, regulations or rules to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option, or (iii) pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4.             Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5.             Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Designees or Committee, in its sole discretion.

16.6.             Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7.             Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8.             Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Florida, USA, without regard to any choice of law principles thereof or of any other jurisdiction.

16.9.             Section 409A.

16.9.1.	Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

16.9.2.	Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

16.10.             Stockholder Approval; Effective Date of Plan.

The Plan shall be effective upon the its approval by the Board and stockholders. . No award that is intended to qualify as performance-based compensation within the meaning of section 162(m) of the Code shall be effective unless and until the Plan is approved by the stockholders of the Company.

APPENDIX D-2

(ADOPTION OF AMENDMENTS TO OUR 2009 Omnibus Long-Term Incentive Plan)

(blacklined Version of proposed amendment)

EXCERPTS FROM THE 2009 omnibus long-term incentive plan OF china shen zhou mining and resources, INC.

 (October 29, 2009)

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be ~~2,000,000~~7,000,000. All such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The maximum number of Common Stock that will be awarded to any one Grantee during any calendar year shall not exceed 300,000.

The Designees or Committee may adopt reasonable procedures for making adjustments in accordance with Section 15. If the Option Price of any Option granted under the Plan, or if pursuant to Section 16.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

APPENDIX E-1

Proposal 2

(ADOPTION OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ADJUST THE QUORUM REQUIRED TO HOLD A MEETING OF SHAREHOLDERS FROM A MAJORITY TO ONE-THIRD)

(PROPOSED Version AS AMENDED)

EXCERPTS FROM THE amended and restated articles of incorporation, as amended OF china shen zhou mining and resources, INC.

(June 6, 2008)

ARTICLE IV CAPITAL STOCK

3. Voting Rights; Cumulative Voting. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote of shareholders. Stock representing one-third (1/3) of the voting power of all outstanding capital stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Cumulative voting shall not be allowed in the election of directors of the Corporation. Except as otherwise provided by these Articles of Incorporation or the Nevada General Corporation Law, if a quorum is present, the affirmative cote of a majority of the Common Stock or Common Stock equivalents represented at the meeting and entitled to vote on the subject matter thereof shall be the act of the shareholders.

EXCERPTS FROM THE AMENDED AND RESTATED BYLAWS OF CHINA SHEN ZHOU MINING & RESOURCES, INC.

 (November 2, 2007)

ARTICLE II MEETINGS OF STOCKHOLDERS

Section 7. Quorum

Except as otherwise provided by law or by the Articles of Incorporation, the holders of one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat, present in person or by proxy, regardless of whether the proxy has the authority to vote on all matters, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

APPENDIX E-2

Proposal 2

(ADOPTION OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ADJUST THE QUORUM REQUIRED TO HOLD A MEETING OF SHAREHOLDERS FROM A MAJORITY TO ONE-THIRD)

(Blacklined Version OF PROPOSED AMENDMENTS)

EXCERPTS FROM THE amended and restated articles of incorporation, as amended OF china shen zhou mining and resources, INC.

(June 6, 2008)

ARTICLE IV CAPITAL STOCK

3. Voting Rights; Cumulative Voting.       Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote of shareholders. Stock representing ~~one-half (1/2)~~ one-third (1/3) of the voting power of all outstanding ~~Common Stock~~capital stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Cumulative voting shall not be allowed in the election of directors of the Corporation. Except as otherwise provided by these Articles of Incorporation or the Nevada General Corporation Law, if a quorum is present, the affirmative cote of a majority of the Common Stock or Common Stock equivalents represented at the meeting and entitled to vote on the subject matter thereof shall be the act of the shareholders.

EXCERPTS FROM THE AMENDED AND RESTATED BYLAWS OF CHINA SHEN ZHOU MINING & RESOURCES, INC.

 (November 2, 2007)

ARTICLE II MEETINGS OF STOCKHOLDERS

Section 7. Quorum

Except as otherwise provided by law or by the Articles of Incorporation, the holders of ~~a majority~~ one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat, present in person or by proxy, regardless of whether the proxy has the authority to vote on all matters, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.